COHEN & STEERS GLOBAL REALTY SHARES, INC.

CLASS A (CSFAX), CLASS C (CSFCX), CLASS F (GRSFX), CLASS I (CSSPX),

CLASS R (GRSRX) AND CLASS Z (CSFZX) SHARES

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

CLASS A (IRFAX), CLASS C (IRFCX), CLASS F (IRFFX), CLASS I (IRFIX),

CLASS R (IRFRX) AND CLASS Z (IRFZX) SHARES

Supplement dated September 21, 2021 to

Summary Prospectus and Prospectus dated May 1, 2021

Statement of Additional Information dated September 1, 2021

Effective November 1, 2021, Ji Zhang will be added as a portfolio manager of Cohen & Steers Global Realty Shares, Inc. and Cohen & Steers International Realty Fund, Inc. (the “Funds”). Jon Cheigh, William Leung and Rogier Quirijns will continue to serve as portfolio managers of the Funds. As of August 31, 2021, Ji Zhang did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management – Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jon Cheigh – Chief Investment Officer and Executive Vice President of the Advisor. Mr. Cheigh has been a portfolio manager of the Fund since 2012.

William Leung – Senior Vice President of the Advisor. Mr. Leung has been a portfolio manager of the Fund since 2012.

Rogier Quirijns – Senior Vice President of the Advisor. Mr. Quirijns has been a portfolio manager of the Fund since 2012.

Ji Zhang –Vice President of the Advisor. Ms. Zhang has been a portfolio manager of the Fund since 2021.

In addition, the section titled “Management of the Fund – Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jon Cheigh – Mr. Cheigh joined the Advisor in 2005 and currently serves as Executive Vice President of the Advisor, Chief Investment Officer and Head of the Global Real Estate investment team. He is based in New York.

William Leung – Mr. Leung has been with CNS Asia since 2012 and currently serves as Senior Vice President of the Advisor, and Head of the Asia Pacific Real Estate investment team. He is based in Hong Kong.

Rogier Quirijns – Mr. Quirijns joined the Advisor in 2008 and currently serves as Senior Vice President of the Advisor, and Head of the Europe Real Estate investment team. He is based in London.

Ji Zhang – Ms. Zhang joined the Advisor in 2018 and currently serves as Vice President of the Advisor, and a member of the Global Real Estate investment team. Ms. Zhang is a Chartered Financial Analyst charterholder. She is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Messrs. Cheigh, Leung and Quirijns and Ms. Zhang direct and supervise the execution of the Fund’s investment strategy, and Mr. Cheigh leads and guides the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services – Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Global Realty Shares*
Jon Cheigh	11	$16,713	39	$6,182	41	$13,653
William Leung	1	$682	28	$6,307	11	$4,627
Rogier Quirijns	1	$682	28	$6,307	11	$4,786
Ji Zhang	2	$799	28	$4,709	22	$8,255
International Realty Fund*
Jon Cheigh	11	$18,123	39	$6,182	41	$13,653
William Leung	1	$2,092	28	$6,307	11	$4,627
Rogier Quirijns	1	$2,092	28	$6,307	11	$4,786
Ji Zhang	2	$2,209	28	$4,709	22	$8,255

*	Other accounts managed data as of August 31, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CSS_IRFSUMPRO – 9.2021